AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE: N/A

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
0014	See Block 16C	n/a	N/A

6. ISSUED BY CODE N/A
U.S. DEPT OF HEALTH & HUMAN SERVICES
ASPR/BARDA
330 INDEPENDENCE AVE SW, ROOM G640
WASHINGTON, D.C. 20201

7. ADMINISTERED BY (IF OTHER THAN ITEM 6) CODE N/A
See Block 6

8. NAME AND ADDRESS OF CONTRACTOR *(No., Street, County, State, and Zip Code)*
EMERGENT BIODEFENSE OPERATIONS LANSING LLC
3500 N MARTIN LUTHER KING JR BLVD
LANSING, MI 48906-2933

Tax ID Number: 38-3412788
DUNS Number: 026489018

CODE: N/A FACILITY CODE: N/A

☐ 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

☒ 10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSO100200700037C

10B. DATED *(SEE ITEM 13)* 9/25/2007

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If Required)*
n/a

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

☐ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify Authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER IN ITEM 10A.

☐ B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation date, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).

☒ C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
FAR 1.602-1 Authority and Mutual Agreement of the Parties

☐ D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is NOT ☒ is required to sign this document and return 1 copies to the issuing office.

The purpose of this modification is to 1) extend the period of performance of this Contract, as noted in section F.1. of the Contract, at no additional cost from December 31, 2011 to June 30, 2012 and 2) extend the dates for contract deliverables for associated Milestones, as noted in F.3. of the Contract, to June 30th, 2012.

All other terms and conditions remain unchanged by reason of this modification.
Period of Performance: 12/31/2011 to 06/30/2012 (changed)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER
MIKE WERNICKE, DIRECTOR COMMERCIAL DEVELOPMENT AND OPERATIONS

16A. NAME AND TITLE OF CONTRACTING OFFICER
Darrick A. Early, Contracting Officer

15B. CONTRACTOR/OFFEROR
BY /s/ Michael A. Wernicke
(Signature of person authorized to sign)

15C. DATE SIGNED
12/29/2011

16B. UNITED STATES OF AMERICA
BY /s/ Darrick A. Early
(Signature of Contracting Officer)

16C. DATE SIGNED
3 Jan 2012

NSN 7540-01-152-8070
Previous Edition Unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243